UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026
________________________________________
 Twilio Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-37806	26-2574840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
101 Spear Street, Fifth Floor
San Francisco, California 94105
(Address of principal executive offices) (Zip Code)

(415) 390-2337
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	TWLO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of New Director
On March 24, 2026, the Board of Directors (the “Board”) of Twilio Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, appointed Doug Robinson to the Board, effective immediately. Mr. Robinson will serve as a Class I director until the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) or until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. The Board has also appointed Mr. Robinson to serve as a member of the Compensation and Talent Management Committee. In connection with Mr. Robinson’s appointment, the Company increased the size of the Board from nine to ten directors and the size of Class I from three to four directors. Accordingly, at the 2026 Annual Meeting, the Company expects to nominate a total of four Class I directors for election, including Mr. Robinson, Charles Bell, Jeffrey Immelt and Erika Rottenberg.

There is no arrangement or understanding between Mr. Robinson and any other persons pursuant to which Mr. Robinson was appointed as a director. Furthermore, there are no family relationships between Mr. Robinson and any other director or executive officer of the Company, and there are no transactions between Mr. Robinson and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Robinson will receive the standard compensation available to the Company’s non-employee directors pursuant to the Company’s non-employee director compensation policy, which has been filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2025. In addition, the Company will enter into its standard form of indemnification agreement with Mr. Robinson.

Item 7.01     Regulation FD Disclosure.

A copy of the press release issued on March 24, 2026, announcing the appointment of Mr. Robinson to the Board is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, dated March 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWILIO INC.

March 24, 2026	By:	/s/ Juliana Chen
	Name:	Juliana Chen
	Title:	Corporate Secretary